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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-7930

Strong High-Yield Municipal Bond Fund, Inc., on behalf of the Strong High-Yield Municipal Bond Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders ANNUAL REPORT | October 31, 2003

Strong

High-Yield

Municipal Bond

Fund

ANNUAL REPORT | October 31, 2003

Strong

High-Yield

Municipal Bond

Fund

A Few Words From Jay Mueller, Director of Fixed Income Investing

In the autumn of 1981, long-term U.S. Treasury bonds offered yields in excess of 15%. To put that 15% in perspective, consider that the U.S. stock market has generated an annual rate of return of about 10% over the last three-quarters of a century. Government bonds have historically returned closer to 5%. And bear in mind that an investment which earns a consistent 15% compounded annual return doubles in value in five years. Conclusion: Treasuries were very cheap in 1981.

Or were they? Inflation, as measured by the Consumer Price Index (CPI), hit a whopping 14.8% in early 1980, and remained in the double digits for most of the next year and a half. Remember also that investors pay taxes on nominal (not inflation-adjusted) interest earned, and that they faced a top marginal income tax rate of 70% (which would drop to a mere 50% following the phase-in of the Reagan tax cut signed in August of 1981). Taking into account taxes and inflation, bond investors faced the prospect of losing money with those 15% rates!

It was a different world then. Potential home-buyers had to contend with 18% mortgage rates. Baa-rated corporate bonds sported yields in excess of 17%. The Prime Loan Rate hit 21.5%. But change was in the air. Led by Federal Reserve Board Chairman Paul Volker, a restrictive monetary policy put the brakes on the wage-price spiral. Lower marginal tax rates made investing in bonds more attractive. In consequence, interest rates began a long, steady decline.

Throughout the two-decade retreat of inflation, Volker, his successor Alan Greenspan, and the other members of the Federal Reserve Board labored mightily to prevent a resurgence of the disease. While tasked by law to promote both strong economic growth and low inflation, the central bank was primarily concerned with the latter assignment. Fed policy was characterized by a desire for “opportunistic disinflation”— keeping price acceleration under control during cyclical upswings, and pushing inflation down to successive new lows during periods of economic weakness.

One such cyclical slump began in early 2001. Inflation was running at a 3.7% year-over-year pace in January of that year. The Federal Reserve, having engineered a tightening of monetary policy during the final days of the stock market bubble, reversed course on January 3, cutting its overnight rate target by 0.50% to 6.00% at an unscheduled meeting. This proved to be the initial volley in a rearguard action to prevent the bursting of the bubble from dragging down the economy into a Japan-style protracted recession. By August of 2001, the federal funds target rate was down to 3.5%. The terrorist attacks of September 11 added urgency to the Fed’s mission, and four more rate cuts were made in quick succession. By the end of 2001, short-term rates stood at 1.5%.

Weighed down by the accumulated excesses of the boom years, the economy staged only a modest recovery over the course of 2002. A 5% pace of expansion in the first quarter raised hopes that were dashed by the second quarter’s dismal 1.3% growth rate. A decent third quarter was offset by a disappointing fourth quarter.

The opening months of 2003 were tense. War loomed in Iraq. The government of North Korea made bellicose pronouncements that forced a wary world to guess at the isolated regime’s capabilities and intentions. There was a massive strike in Venezuela, one of the world’s largest oil producers, and civil unrest in Nigeria, another major

(Continued on next page)

exporter of crude oil. Higher energy prices, geopolitical tension, and bad weather conspired to produce yet another anemic quarter of growth. There was speculation that traditional monetary policy tools were ineffective in a post-bubble economic environment. Discussion of unconventional options moved from academic and professional journals to the mainstream. Then Operation Iraqi Freedom began, and for a few weeks, financial markets were held captive to every advance and every setback in the Middle East.

When it became clear that neither the direst fears nor the highest hopes would be immediately borne out in the Middle East, capital markets were obliged to return to consideration of evolving economic conditions. In April, core inflation (CPI, excluding food and energy prices) fell to a multi-decade low of 1.5% on a year-over-year basis. Business conditions were still soft.

At the May meeting of the Federal Reserve’s Open Market Committee (FOMC), there was a meaningful shift in the language of Fed policy. Prior statements had generally contained a judgment as to the relative risks of too much inflation versus not enough growth. While not necessarily endorsing the idea that there is an implicit trade-off between the two, the Fed’s wording suggested that it could only address one at a time, with the more grave of the two threats taking precedence. But in May, the inflation-growth dialectic was overturned. The statement issued at the meeting’s close contained the following key paragraph:

“Although the timing and extent of that improvement remain uncertain, the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level. The Committee believes that, taken together, the balance of risks to achieving its goals is weighted toward weakness over the foreseeable future.”

Here was something new for markets to digest. The Fed was publicly worrying about not enough inflation! More properly, the central bankers were voicing the fear that inflation might slip below zero into the realm of deflation.

For most of the major industrialized nations of the world, the primary monetary phenomenon of the post-WWII era has been inflation. Deflation — a steady drop in the general price level — has seldom been seen since the time of the Great Depression. The May FOMC statement led many to believe that a sharp easing of monetary policy was in store, and that unconventional — even radical — steps might be taken to avert such a calamity.

Policy-makers might have been disturbed by the prospect of deflation, but bond investors seemed to revel in the possibility. For just as inflation erodes the real value of fixed-rate bond coupon payments, so deflation increases their real value. Consider: If the price of everything you buy falls in price by 5%, every dollar you earn is worth about 5% more in purchasing power. This is as true of interest payments as it is wages. Those interest payments are more valuable than they would be in a rising price environment. This deflation dynamic and the Fed policy actions, which investors believed would be employed to counter it, pushed interest rates to a generational low in June.

At the June 25 meeting of the FOMC, however, the monetary authorities disappointed the deflation-believers by delivering only a modest (and commonplace) 0.25% cut in overnight rate targets. As well, the much-discussed “unconventional policy” thesis was rudely dismissed. Interest rates began a long march higher.

The upward trend in yields was reinforced when economic data began to reveal gathering strength in the economy. A stronger-than-expected GDP report for the second quarter showed that there was indeed a “post-Iraq bounce.” The major tax-rate cuts went into effect in July, and a wave of mortgage refinancing added momentum to an improving outlook. Third-quarter GDP figures showed an astonishing 8.2% rate of economic expansion. And the job market — typically one of the last aspects of a recovery to show improvement — finally gained traction too. From a peak of 6.4% in June, unemployment fell to 6% in October. At long last there was solid evidence of sustainable recovery.

While strong economic figures changed perceptions of monetary policy and shoved Treasury bond yields higher, they also suggested that the improvement in credit markets that began in late 2002 was justified. Corporate bond yields rose less than comparable Treasury yields in reflection of improved credit fundamentals; a robust business climate makes it easier for corporations to service their debt obligations. (To understand why this was so, remember that more creditworthy borrowers pay lower interest rates than risky ones. As a consumer, the higher your credit score, the more likely you are to qualify for lower-cost borrowing. The same is true of businesses.)

To put the last 12 months in a nutshell, economic growth — after several false starts — finally shifted into high gear. Core inflation made new secular lows. The Federal Reserve maintained a highly accommodative stance. And corporate credit quality improved.

Looking ahead, I expect economic growth to remain firm (though a repeat of the third-quarter blowout is highly unlikely) and inflation to stay subdued. In such an environment, the Federal Reserve should have the latitude to be patient, making good on its pledge to keep monetary policy accommodative for a “considerable period.” I believe short-term rates will eventually rise, of course. A 1% overnight rate is hardly an equilibrium level in a robust economic expansion. It is less clear that intermediate- and long-term rates need rise very much. If inflation stays in the neighborhood of 1%, a case can be made that the present 4%-4.5% range in yield for the ten-year Treasury bond is fair. Accordingly, I’m optimistic the bond market will present opportunities to earn competitive returns.

Thank you for your investment in the Strong Funds. We look forward to serving you in the year ahead.

Jay Mueller

Strong High-Yield Municipal Bond Fund

Your Fund’s Approach

The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, medium- and lower-quality municipal bonds. The Fund’s manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the “aging of America.” The manager also takes the overall interest-rate environment into consideration. The Fund typically maintains an average effective maturity between 10 and 25 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund’s yield).

Growth of an Assumed $10,000 Investment†

From 10-1-93 to 10-31-03

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund delivered a high level of income in the year ended October 31, 2003, however, this was not enough to offset price deterioration in several of our larger holdings, and the result was a negative return for the Fund for the year. We have made progress in our ongoing effort to restructure the Fund’s portfolio composition.

We continued to sell and receive final liquidation payments on numerous nonrated or defaulted positions over the past six months. We used these cash proceeds to invest in higher-quality, liquid securities. However, the Fund’s overall asset base was reduced over the year, and as a result, the size of some of our positions (including illiquid positions) has moved up on a percentage basis (even though our investment in these holdings has not increased).

A changing environment for municipals

The high-yield sector of the municipal market saw absolute yields remain virtually unchanged over the period, though it experienced increased volatility over the course of the year. The difference in yield (or spread) between AAA-rated municipal bonds and BBB-rated municipals continued to narrow over the period. This is an indication of increasing demand for the lower-rated bonds, relatively limited supply, and growing confidence in the economic recovery.

Municipal bonds performed very well relative to Treasuries during the period, especially when interest rates were increasing rapidly. On average, lower-quality municipals also performed very well later in the period. The demand for this higher-yielding paper has put the High Yield Municipal Index on track to deliver record returns for 2003. The index’s return was largely driven by a rebound in tax-exempt, airline-backed bonds (which returned nearly 60% in the second half of the period) and in bonds backed by tobacco industry settlement payments.

Despite the overall positive trend in the high-yield municipal market, there were some lower-rated and nonrated bonds — including some of the Fund’s larger holdings — that suffered from significant credit deterioration. As a result, these bonds did not participate in this rally, and in fact, lost value over the year.

Continued efforts to address portfolio issues

During the past year, the Fund sold or liquidated numerous lower-rated, illiquid, or defaulted holdings. Further evidence of our progress in restructuring the Fund’s portfolio can be found in the reduction of defaulted holdings. The Fund’s illiquid holdings are 68.0% of net assets at October 31, 2003 (due in part to the reduced asset size of the Fund).

Although we continue to focus on lowering overall position sizes in the Fund to reduce volatility, we have had limited success with respect to reducing some of the Fund’s larger positions. The Fund’s percentage of nonrated holdings remained fairly constant, rising by one percentage point to 88%. (This small rise is caused by the Fund’s smaller asset base at year end, rather than an absolute increase in our investment in nonrated bonds.)

The Fund’s cash on hand and liquid assets have allowed it to continue to participate in newly issued bonds as well as the secondary market. We have made both shorter-term opportunistic trades as well as longer-term investments for the Fund.

Among the Fund’s purchases was a bond backed by a Native American tribe, which derives most of its revenue from a large casino in southern Florida. We will be looking for additional opportunities in this market niche as the Fund’s cash position allows. In addition, we continued to capitalize on the rally in corporate credits that we mentioned in our previous report. For example, the Fund purchased corporate-backed municipal bonds that we believed represented good value, including securities from Central Power and Light.

Our plans for the coming year

We intend to continue to make sales of lower-rated and illiquid holdings. We will attempt to maintain the credit quality of the portfolio. We continue to effectuate plans to address the credit and liquidity issues that have plagued the Fund’s performance. These plans take time to unfold, and are dependent on favorable market conditions and continued interest in the Fund. We believe that our best course of action for the Fund is to continue to aggressively work to liquidate the nonrated and illiquid holdings in the portfolio and convert them to better-quality holdings in the new issue market or in the secondary market. Further progress in this direction — especially with regard to some of the larger nonrated holdings — might help to ease some of the Fund’s share-price volatility.

We thank you for your continued investment in the Strong High-Yield Municipal Bond Fund.

Mary-Kay H. Bourbulas

Portfolio Manager

Average Annual Total Returns

As of 10-31-03

Investor Class[1]
1-year	-11.17%
3-year	-7.29%
5-year	-5.39%
10-year	0.98%

Since Fund Inception (10-1-93)	1.04%

Portfolio Statistics

As of 10-31-03

Investor Class
30-day annualized yield[2]	8.16%
Average effective maturity[3]	13.5 years
Average quality rating[4]	BB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service or brokerage quotations. Please consider this before investing.

The Fund’s income distributions may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

[1]	From time to time, the Fund’s advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns. While the yield is unaffected, returns would have been lower without this subsidization.
[2]	Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-03.
[3]	The Fund’s average effective maturity includes the effect of when-issued securities.
[4]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned long-term ratings by the Advisor. The majority of the ratings assigned to the securities in the Fund are based on the internal rating made by the Advisor rather than an NRSRO.
*	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower-rated municipal debt issues. Source of the Lehman Brothers index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest-rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULE OF INVESTMENTS IN SECURITIES	October 31, 2003

STRONG HIGH-YIELD MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 93.2%
California 4.2%
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.375%, Due 6/01/28	$500,000	$482,500
5.50%, Due 6/01/18	1,355,000	1,405,812
5.50%, Due 6/01/33	1,000,000	967,500
5.625%, Due 6/01/38	1,200,000	1,163,532

		4,019,344

Colorado 0.9%
Dawson Ridge, Colorado Metropolitan District Number 1 GO Refunding, Series A, Zero %, Due 10/01/22	2,400,000	897,000

Connecticut 0.5%
Mashantucket Western Pequot Tribe Subordinated Special Revenue, Zero %, Due 9/01/16	1,000,000	487,500

Florida 1.4%
Capital Trust Agency Revenue - Seminole Tribe Convention Project:
8.95%, Due 10/01/33	800,000	891,000
10.00%, Due 10/01/33	400,000	475,500

		1,366,500

Georgia 8.6%
Atlanta, Georgia Urban Residential Finance Authority MFHR:
Evergreen Village Estates Project, 6.625%, Due 5/01/28 (e)	605,000	564,919
Park Place Apartments Project, 6.75%, Due 3/01/31 (e)	6,000,000	5,535,000
Fulton County, Georgia Housing Authority MFHR - Washington Court Project:
6.40%, Due 2/01/19 (e)	685,000	586,531
6.50%, Due 2/01/28 (e)	1,750,000	1,454,687

		8,141,137

Illinois 0.0%
Chicago, Illinois O’Hare International Airport Special Facility Revenue Refunding - United Air Lines, Inc. Project, 5.35%, Due 9/01/16 (Defaulted Effective 3/10/03)	100,000	21,125

Indiana 14.4%
Indiana Health Facility Financing Authority Revenue - Hamilton Communities, Inc. Project, 1.00%, Due 1/01/30 (e)	18,200,000	9,464,000
Indianapolis, Indiana Airport Authority Special Facility Revenue - United Air Lines, Inc. Project, 6.50%, Due 11/15/31 (Defaulted Effective 3/21/03)	3,025,000	998,250
St. Joseph County, Indiana EDR - Hamilton Communities Obligation Group Project, 7.15%, Due 7/01/29 (e)	3,155,000	3,222,044

		13,684,294

Kentucky 12.1%
Kuttawa, Kentucky First Mortgage Revenue - GF/Kentucky, Inc. Project, 6.75%, Due 3/01/29 (e)	2,825,000	2,662,563
Morgantown, Kentucky Solid Waste Disposal Facilities Revenue - IMCO Recycling, Inc. Project:
6.00%, Due 5/01/23	$3,850,000	$3,094,437
7.65%, Due 5/01/16	5,740,000	5,797,400

		11,554,400

Louisiana 2.6%
Louisiana Public Facilities Authority Revenue - Progressive Healthcare Providers, Inc. Developmental Centers Project, 6.375%, Due 10/01/28 (e)	3,350,000	2,453,875

Massachusetts 8.4%
Massachusetts Development Finance Agency Revenue:
Alliance Health Care Facility Project, 7.10%, Due 7/01/32 (e)	2,000,000	1,917,500
Developmental Disabilities, Inc. Project, 8.00%, Due 6/01/20	3,000,000	3,243,750
Massachusetts Industrial Finance Agency Health Care Facility Revenue - Metro Health Foundation of Massachusetts, Inc. Project, 6.75%, Due 12/01/27 (e)	3,000,000	2,790,000

		7,951,250

Minnesota 3.2%
Rochester, Minnesota MFHR - Wedum Shorewood Campus Project, 6.60%, Due 6/01/36	3,100,000	3,038,000

New Hampshire 2.2%
New Hampshire Business Finance Authority Revenue - Air Cargo Facility at Pease LLC Project, 6.75%, Due 4/01/24 (e)	2,345,000	2,133,950

New Jersey 4.5%
Camden County, New Jersey Improvement Authority Lease Revenue - Kaighn Point Marine Terminal A Project, 8.00%, Due 6/01/27 (Defaulted Effective 3/21/01) (e)	4,890,000	391,200
New Jersey EDA Assisted Living Revenue - Meridian Assisted Living Project, 6.75%, Due 8/01/30 (e)	4,850,000	3,867,875

		4,259,075

North Carolina 2.9%
Macon County, North Carolina HFC Revenue - Chestnut Hill Highlands Project, 8.50%, Due 7/01/27 (Defaulted Effective 8/09/99) (e)	8,145,000	2,769,300

Ohio 2.1%
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 5.46%, Due 10/01/37 (Defaulted Effective 4/20/01) (e)	2,217,055	22
Medina County, Ohio EDR MFHR - Camelot Place, Ltd. Project, 8.375%, Due 10/01/23 (e)	400,000	395,500
Montgomery County, Ohio Health Care Facilities Revenue Refunding - Evangelical Retirement Village, Inc. Project, 5.50%, Due 2/01/07 (e)	1,700,000	1,568,250

		1,963,772

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oklahoma 0.6%
Ellis County, Oklahoma Industrial Authority IDR - W B Johnston Grain Shattuck Project, 7.10%, Due 8/01/23	$525,000	$521,719

Pennsylvania 14.4%
Bucks County, Pennsylvania IDA CDR - Attleboro Associates, Ltd. Nursing Facility Project, 8.25%, Due 6/01/11 (e)	2,450,000	2,453,063
Delaware County, Pennsylvania Authority Health Care Facility First Mortgage Revenue - GF/Longwood Care, Inc. Project:
1.89%, Due 4/15/10 (e)	530,000	318,000
2.00%, Due 4/15/25 (e)	5,860,000	3,516,000
Horsham, Pennsylvania IDA CDA Health Care Facilities Revenue - GF/Pennsylvania Properties, Inc. Project:
7.375%, Due 9/01/08 (e)	440,000	447,150
8.375%, Due 9/01/24 (e)	6,000,000	6,030,000
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 6.25%, Due 11/01/18	925,000	956,219

		13,720,432

South Carolina 3.6%
Connector 2000 Association, Inc. Subordinate Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project: (e)
Zero %, Due 1/01/15	4,400,000	242,000
Zero %, Due 1/01/16	4,600,000	253,000
Zero %, Due 1/01/17	5,600,000	294,000
Zero %, Due 1/01/18	5,800,000	290,000
Zero %, Due 1/01/19	5,900,000	295,000
Zero %, Due 1/01/23	7,400,000	222,000
Zero %, Due 1/01/24	7,500,000	187,500
Zero %, Due 1/01/25	8,700,000	174,000
Zero %, Due 1/01/26	9,000,000	157,500
Zero %, Due 1/01/27	9,100,000	136,500
Zero %, Due 1/01/28	9,300,000	139,500
Zero %, Due 1/01/29	10,500,000	131,250
Zero %, Due 1/01/30	10,800,000	135,000
Zero %, Due 1/01/31	11,000,000	110,000
Zero %, Due 1/01/32	11,200,000	112,000
Zero %, Due 1/01/33	11,500,000	86,250
Zero %, Due 1/01/34	11,700,000	87,750
Zero %, Due 1/01/35	12,000,000	90,000
Zero %, Due 1/01/36	12,200,000	91,500
Zero %, Due 1/01/37	6,400,000	48,000
Zero %, Due 1/01/38	17,200,000	107,500

		3,390,250

Tennessee 0.8%
Memphis, Tennessee Health, Educational and Housing Facility Board MFHR - Hickory Pointe Apartments Project, 8.50%, Due 7/01/10 (e)	773,665	714,673

Texas 1.9%
De Soto, Texas IDA IDR - Wintergreen Commercial Partnership Project, 7.00%, Due 1/01/17 (e)	1,906,014	1,820,243

Wisconsin 3.9%
Brookfield, Wisconsin IDR Refunding - Midway Motor Lodge Project, 8.40%, Due 4/01/12 (e)	$3,080,000	$3,241,700
Wisconsin Health and EFA Revenue - Bellin Memorial Hospital, Inc. Project, 4.875%, Due 2/15/10 (b)	500,000	498,750

		3,740,450

Total Municipal Bonds (Cost $152,117,185)		88,648,289

Variable Rate Put Bonds 0.9%
Ohio
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 1.25%, Due 10/01/37 (Rate Reset Effective 1/01/04) (e)	1,277,842	867,335

Total Variable Rate Put Bonds (Cost $930,748)		867,335

Short-Term Investments (a) 4.5%
Variable Rate Put Bonds 1.6%
Illinois 0.1%
Illinois DFA PCR Refunding - Illinois Power Company Project, 1.50%, Due 4/01/32 (Putable at $100 and Rate Reset Effective 11/24/03) (d)	65,000	65,000

Missouri 0.4%
Missouri Environmental Improvement & Energy Resources Authority Environmental Improvement Revenue Refunding:
Amerenue Project, 1.60%, Due 3/01/35 (Putable at $100 and Rate Reset Effective 11/14/03)	150,000	150,000
Union Electric Company Project, 1.55%, Due 9/01/33 (Putable at $100 and Rate Reset Effective 11/06/03)	200,000	200,000

		350,000

Texas 1.1%
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company, 3.75%, Due 5/01/30 (Mandatory Put at $100 on 11/01/03)	1,100,000	1,100,000

Total Variable Rate Put Bonds		1,515,000

Unsecured Notes 0.1%
South Carolina
South Carolina Jobs - EDA Solid Waste Recycling Facilities Revenue - Santee River Rubber Project, 8.50%, Due 3/01/04 (e)	4,000,000	115,000

Municipal Money Market Funds 2.8%
Multiple States
Strong Tax-Free Money Fund (c)	2,670,000	2,670,000

Total Short-Term Investments (Cost $8,185,373)		4,300,000

Total Investments in Securities (Cost $161,233,306) 98.6%		93,815,624
Other Assets and Liabilities, Net 1.4%		1,294,314

Net Assets 100.0%		$95,109,938

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)	October 31, 2003

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	All or a portion of security is when-issued.
(c)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(d)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(e)	Illiquid security.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedule of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

(In Thousands, Except Per Share Amounts)

Strong High-Yield Municipal Bond Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $158,563)	$91,146
Affiliated Issuers (Cost of $2,670)	2,670
Receivable for Securities Sold	1,998
Receivable for Fund Shares Sold	1
Interest and Dividends Receivable	1,460
Other Assets	31

Total Assets	97,306

Liabilities:
Payable for Securities Purchased	1,471
Payable for Fund Shares Redeemed	29
Dividends Payable	669
Accrued Operating Expenses and Other Liabilities	27

Total Liabilities	2,196

Net Assets	$95,110

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$252,386
Undistributed Net Investment Income (Loss)	7
Undistributed Net Realized Gain (Loss)	(89,865)
Net Unrealized Appreciation (Depreciation)	(67,418)

Net Assets	$95,110

Capital Shares Outstanding (Unlimited Number Authorized)	16,322

Net Asset Value Per Share	$5.83

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2003

(In Thousands)

Strong High-Yield Municipal Bond Fund
Income:
Interest	$9,123
Dividends – Affiliated Issuers	29

Total Income	9,152

Expenses:
Investment Advisory Fees	431
Administrative Fees	345
Custodian Fees	14
Shareholder Servicing Costs	177
Professional Fees	116
Federal and State Registration Fees	22
Other	59

Total Expenses before Expense Offsets	1,164
Expense Offsets (Note 4)	(2)

Expenses, Net	1,162

Net Investment Income (Loss)	7,990

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(37,332)
Futures Contracts	(82)

Net Realized Gain (Loss)	(37,414)
Net Change in Unrealized Appreciation/Depreciation on Investments	14,944

Net Gain (Loss) on Investments	(22,470)

Net increase (Decrease) in Net Assets Resulting from Operations	$(14,480)

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2003

(In Thousands)

Strong High-Yield Municipal Bond Fund
Cash Flows from Operating Activities:
Net Decrease in Net Assets from Operations	$(14,480)
Adjustments to reconcile Net Decrease in Net Assets from Operations to Net Cash Provided by Operating Activities:
Decrease in Dividends and Interest Receivable	968
Purchase of Investment Securities	(66,539)
Proceeds from Disposition of Investment Securities	104,942
Sale of Short-Term Securities, net	1,690
Increase in Receivables for Securities Sold	(794)
Increase in Payable for Securities Purchased	745
Amortization of Discount, net of premium	(2,831)
Net Realized Loss on Securities	37,414
Net Change in Unrealized Appreciation/Depreciation	(14,944)
Other, net	(98)

Net Cash Provided by Operating Activities	46,073

Cash Flows from Financing Activities:
Proceeds from Shares Sold	14,127
Payment for Shares Redeemed	(57,712)
Cash Distributions Paid	(2,324)
Decrease in Dividends Payable	(183)
Other	18

Net Cash Used by Financing Activities	(46,074)

Net Increase (Decrease) in Cash	(1)

Cash (Included in Other Assets):
Beginning Balance	19

Ending Balance	$18

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong High-Yield Municipal Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002

Operations:
Net Investment Income (Loss)	$7,990	$10,860
Net Realized Gain (Loss)	(37,414)	(16,932)
Net Change in Unrealized Appreciation/Depreciation	14,944	(14,829)

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,480)	(20,901)

Distributions:
From Net Investment Income	(7,993)	(10,851)

Total Distributions	(7,993)	(10,851)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(37,917)	(94,406)

Total Increase (Decrease) in Net Assets	(60,390)	(126,158)

Net Assets:
Beginning of Year	155,500	281,658

End of Year	$95,110	$155,500

Undistributed Net Investment Income (Loss)	$7	$10

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG HIGH-YIELD MUNICIPAL BOND FUND

	Year Ended
Selected Per-Share Data(a)	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Aug. 31, 2000	Aug. 31, 1999

Net Asset Value, Beginning of Period	$7.01	$8.16	$8.75	$8.91	$9.79	$10.52
Income From Investment Operations:
Net Investment Income (Loss)	0.42	0.40	0.51	0.09	0.59	0.58
Net Realized and Unrealized Gains (Losses) on Investments	(1.18)	(1.15)	(0.59)	(0.15)	(0.88)	(0.68)

Total from Investment Operations	(0.76)	(0.75)	(0.08)	(0.06)	(0.29)	(0.10)
Less Distributions:
From Net Investment Income(c)	(0.42)	(0.40)	(0.51)	(0.10)	(0.59)	(0.58)
From Net Realized Gains	—	—	—	—	—	(0.05)

Total Distributions	(0.42)	(0.40)	(0.51)	(0.10)	(0.59)	(0.63)

Net Asset Value, End of Period	$5.83	$7.01	$8.16	$8.75	$8.91	$9.79

Ratios and Supplemental Data
Total Return	–11.2%	–9.5%	–0.9%	–0.7%	–2.9%	–1.1%
Net Assets, End of Period (In Millions)	$95	$156	$282	$417	$439	$635
Ratio of Expenses to Average Net Assets before Expense Offsets	1.0%	1.0%	0.8%	0.7%*	0.7%	0.7%
Ratio of Expenses to Average Net Assets	1.0%	1.0%	0.8%	0.7%*	0.7%	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.5%	5.2%	6.1%	6.4%*	6.4%	5.7%
Portfolio Turnover Rate	56.4%	35.7%	24.9%	1.4%	17.5%	52.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from August to October.
(c)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

1.	Organization

Strong High-Yield Municipal Bond Fund (the “Fund”), a series fund of Strong High-Yield Municipal Bond Fund, Inc., is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund are generally valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund invests in lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers, and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and the Fund may have difficulty disposing of certain lower-quality and comparable unrated securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity the Fund’s net asset value and its ability to dispose of these securities at their current market values when necessary to meet the Fund’s investment objectives and liquidity needs may be adversely impacted. The fair value of illiquid securities as a percentage of net assets at October 31, 2003 for Strong High-Yield Municipal Bond Fund is 68.0%.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying asset or index, or that the counterparty fails to perform its obligations when due.

(E)	Futures — Upon entering into a futures contract, the Fund deposits in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired, or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities as collateral on open written options contracts.

(G)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(H)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(I)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(J)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

3.	Related Party Transactions

Strong Capital Management, Inc. (“Strong” or the “Advisor”) provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Fund. Certain officers and directors of the Fund are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on an annualized rate of 0.35% and 0.28%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer Agent and related service fees are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent fees are recorded in shareholder servicing costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Fund and are included in Expense Offsets in the Fund’s Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations.

The amount payable to the Advisor or Administrator at October 31, 2003, shareholder servicing and other related expenses paid to the Administrator, transfer agency banking credits and unaffiliated directors’ fees for the year ended October 31, 2003, were $11,093, $177,616, $302, and $4,009, respectively.

4.	Expense Offsets

Expense offsets during the year ended October 31, 2003, includes expense waivers and absorptions, transfer agency banking credits, and earnings credits of $1,280, $302, and $367, respectively.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s prospectus. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Fund had no borrowings under the LOC during the period.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the year ended October 31, 2003, are $66,207,815 and $103,476,541, respectively.

There were no purchases or sales of long-term U.S. government securities for the year ended October 31, 2003.

7.	Income Tax Information

The following information for the Fund is presented on an income tax basis as of October 31, 2003:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong High-Yield Municipal Bond Fund	$161,255,987	$1,033,519	$(68,473,882)	$(67,440,363)	$7,377	$—

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2003 and 2002 and capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2003, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions
Strong High-Yield Municipal Bond Fund	$—	$7,992,796	$—	$(89,842,280)	$—	$10,850,854	$—

8.	Capital Share Transactions

	Strong High-Yield Municipal Bond Fund
	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2002
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$14,126,664	$19,016,809
Proceeds from Reinvestment of Distributions	5,668,592	7,933,263
Payment for Shares Redeemed	(57,711,942)	(121,355,712)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(37,916,686)	$(94,405,640)

Transactions in Shares of the Fund Were as Follows:
Sold	2,169,665	2,474,013
Issued in Reinvestment of Distributions	868,952	1,031,254
Redeemed	(8,885,793)	(15,852,679)

Net Increase (Decrease) in Shares of the Fund	(5,847,176)	(12,347,412)

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended October 31, 2003, is as follows:

	Balance of Shares Held Nov. 1, 2002	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2003	Value Oct. 31, 2003	Investment Income Nov. 1, 2002- Oct. 31, 2003
Strong High-Yield Municipal Bond Fund
Strong Tax-Free Money Fund	4,775,000	69,885,000	71,990,000	2,670,000	$2,670,000	$29,075

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2003

10.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation will be reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint. Strong is currently cooperating fully with the NYAG, the SEC, and the WDFI, with respect to their separate inquiries into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey (Newark); U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court Waukesha County; Supreme Court of the State of New York; and Superior Court of the State of California, County of Los Angeles. The Actions do not differ materially in terms of allegations and demands for relief. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed in this supplement and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquiries will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong High-Yield Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Strong High-Yield Municipal Bond Fund (a series of Strong High-Yield Municipal Bond Fund, Inc., hereafter referred to as the “Fund”) at October 31, 2003, and the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 17, 2003

DIRECTORS AND OFFICERS

The following information is provided as of October 31, 2003.

Richard S. Strong (located immediately below) is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor’s parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Richard S. Strong1 (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

[1]	Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Funds’ Boards, as Chairman, Chief Investment Officer, and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Vice President of Strong Investor Services, Inc., since December 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Assistant Secretary of Strong Investor Services, Inc., since June 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President and Secretary of Strong Investor Services, Inc., since December 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936 | Milwaukee, WI 53201

www.Strong.com

To order a free prospectus kit,

call 1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction,

call 1-800-368-3863

To receive a free copy of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities,

call 1-800-368-3863, or visit the Securities and Exchange Commission’s web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40624 12-03

AHYMUNI/WH2921        10-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

Not applicable to this Registrant, insofar as the Registrant has a fiscal year-end of October 31, 2003.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong High-Yield Municipal Bond Fund, Inc., on behalf of the Strong High-Yield Municipal Bond Fund

By:	/s/ Christopher O. Petersen
Christopher O. Petersen, Vice President and Assistant Secretary

Date: December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 30, 2003

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: December 30, 2003